<PAGE1>



                       UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549

                          FORM 8-K

   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
              SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     October
                          20, 1998

                   IBM CREDIT CORPORATION
     _________________________________________________
     (Exact Name of Registrant as Specified in Charter)


       Delaware                  1-8175           22-2351962
____________________________  _____________  _____________________
(State or Other Jurisdiction  (Commission     (IRS Employer
   of Incorporation)           File Number)    Identification No.)

      North Castle Crive, MS NCA-306
             Armonk, New York                   10504-1785
__________________________________________      ___________
  (Address of Principal Executive Offices)       (Zip Code)

Registrant's telephone number, including area code (914)765-1900

                       Not Applicable
_____________________________________________________________
   (Former Name or Former Address, if changed Since Last
                          Report)









                           - 1 -









Item 5.  Other Events

The Registrant's press release dated October 20, 1998, regarding its financial results and selected balance sheet information as of and for the period ended September 30, 1997, is attached.

                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duty authorized.


                                         IBM CREDIT CORPORATION
                                             (Registrant)

                                     By:

                                        ______________________________
                                        Name:  Michael J. Twomey
Date:  October 23, 1998                 Title: Controller and Treasurer

<PAGE2>

                                         Contact: Terrence Marable
                                                  IBM Credit Corporatio
                                                  914-765-6647
                                                  tmarable@us.ibm.com


IBM CREDIT CORPORATION REPORTS 1998 THIRD-QUARTER RESULTS

NORTH CASTLE, New York, October 20, 1998 . . . IBM Credit Corporation today reported third-quarter 1998 net earnings of $79.9 million, an increase of 28 percent, compared with $62.4 million for the same 1997 period.

New financing originations for commercial and government customers acquiring computer hardware and other information technology products and services in the third quarter of 1998 decreased 8 percent to $1.60 billion, compared with $1.74 billion in the third quarter of 1997. New financing originations providing distribution channel partners with working capital for inventory and accounts receivable in the third quarter of 1998 decreased by 4 percent to $3.72 billion, compared with $3.87 billion for the same 1997 period. The return on average equity was
17.2 percent, compared with 18.7 percent in the third quarter of 1997.

At September 30, 1998, total assets were $15.6 billion, compared with $16.6 billion at December 31, 1997, a decrease of 6 percent. Retained earnings at September 30, 1998, were $1.41 billion, compared with $1.21 billion at December 31, 1997, an increase of 17 percent.

For the first nine months of 1998, net earnings were $227.2 million, an increase of 8 percent, compared with $210.2 million for the same period


                            -  -









in 1997. For the first nine months of 1998, financing originated for commercial and government customers decreased by 3 percent to $4.48 billion, compared with $4.64 billion for the first nine months of 1997. For the first nine months of 1998, working capital financing originated for distribution channel partners decreased by 6 percent to $9.99 billion, compared with $10.66 billion for the same 1997 period.


Forward-Looking and Cautionary Statements

Except for the historical information and discussions contained herein, statements contained in this release may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially, as discussed in the company's filings with the Securities and Exchange Commission.


IBM Credit Corporation in the United States, and the IBM Global Finaning organizations worldwide, offer businesses of all sizes leasing and financing for technology acquired from IBM or remarketers. IBM Credit and the IBM Global Financing organizations also offer customers in more than 40 countries a broad array of asset management services and provide remarketers with inventory and accounts receivable financing. Visit the IBM Global Financing home page at www.financing.ibm.com